EXHIBIT 99.1

TIDEWATER INC.

2014 STOCK INCENTIVE PLAN

1. Purpose. The purpose of the Tidewater Inc. 2014 Stock Incentive Plan (the “Plan”) is to increase stockholder value and to advance the interests of Tidewater Inc. (“Tidewater”) and its subsidiaries (collectively with Tidewater, the “Company”) by furnishing stock-based economic incentives (the “Incentives”) designed to attract, retain, reward, and motivate key employees, officers, and directors of the Company and consultants and advisors to the Company and to strengthen the mutuality of interests between those service providers and Tidewater’s stockholders. Incentives consist of opportunities (a) to purchase or receive shares of common stock, $0.10 par value per share, of Tidewater (the “Common Stock”), (b) to earn cash awards valued in relation to Common Stock, and (c) to earn other cash-based performance awards, in each case on terms determined under the Plan. As used in the Plan, the term “subsidiary” means any corporation, limited liability company or other entity, of which Tidewater owns (directly or indirectly) within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), 50% or more of the total combined voting power of all classes of stock, membership interests, or other equity interests issued thereby.

2. Administration.

2.1 Composition. The Plan shall generally be administered by the Compensation Committee of the Board of Directors of Tidewater (the “Board”) or by a subcommittee thereof. The Compensation Committee or subcommittee thereof that generally administers the Plan shall consist of not fewer than two members of the Board, each of whom shall (a) qualify as a “non-employee director” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”) or any successor rule and (b) qualify as an “outside director” under Section 162(m) of the Code and the rules and regulations issued thereunder (“Section 162(m)”). The Nominating and Corporate Governance Committee of the Board shall administer the Plan with respect to grants to members of the Board who are not employees of the Company (“Outside Directors”). Members of the Nominating and Corporate Governance Committee shall qualify as “non-employee directors” under Rule 16b-3 promulgated under the 1934 Act. Unless the context otherwise requires, the term “Committee” shall be used herein to refer to both the Compensation Committee (or subcommittee that administers the Plan) and the Nominating and Corporate Governance Committee.

2.2 Authority. The Compensation Committee or a sub-committee thereof shall have plenary authority to administer the Plan, including awarding Incentives under the Plan and entering into agreements with, or providing notices to, participants as to the terms of the Incentives (the “Incentive Agreements”), except that the Nominating and Corporate Governance Committee of the Board shall have the sole authority to grant Incentives to Outside Directors and to enter into Incentive Agreements with Outside Directors. Specifically, the Compensation Committee or a sub-committee thereof shall have full and final authority and discretion over the Plan and any Incentives granted under it, including, but not limited to, the right, power, and authority, to: (a) determine the persons to whom Incentives will be granted under Section 3 and the time at which such Incentives will be granted; (b) subject to Section 6.10, determine the terms, provisions, and conditions of each Incentive (including, if applicable, the number of shares of Common Stock covered by the Incentive), which need not be identical and need not match any default terms set forth in the Plan; (c) subject to Section 6.10, amend any outstanding Incentives or accelerate the time at which any outstanding Incentives may vest; (d) correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Incentive in the manner and to the extent it deems necessary or desirable to further the Plan’s objectives; (e) establish, amend, and rescind any rules or regulations relating to administration of the Plan that it determines to be appropriate, (f) resolve all questions of interpretation or application of the Plan or Incentives granted under the Plan; and (g) make any other determination that it believes necessary or advisable for the proper administration of the Plan, except that the Nominating and Corporate Governance Committee shall have sole authority with respect to all such matters relating to grants to Outside Directors. Committee decisions in matters relating to the Plan shall be final, binding, and conclusive on all persons, including the Company, its stockholders, and Plan participants. The Compensation Committee may delegate its authority hereunder to the extent provided in Section 3.

3. Eligible Participants. Key employees and officers of the Company and persons providing services as consultants or advisors to the Company shall become eligible to receive Incentives under the Plan when designated by the Committee. With respect to participants not subject to either Section 16 of the 1934 Act or Section 162(m) of the Code, the Compensation Committee may delegate to appropriate officers of the Company its authority to designate participants, to determine the size and type of Incentives to be received by those participants, and, subject to Section 6.10, to set and modify the terms of such Incentives; provided, however, that the per share Exercise Price (as defined in Section 6.2) of any options granted by an officer, rather than by the Compensation Committee, shall be equal to the Fair Market Value (as defined in Section 13.10) of a share of Common Stock on the later of the date of grant or the date the participant’s employment with or service to the Company commences. Outside Directors shall receive Incentives under the Plan when granted by the Nominating and Corporate Governance Committee.

4. Types of Incentives. Incentives may be granted under the Plan to eligible participants in the form of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights (“SARs”), (d) restricted stock, (e) restricted stock units (“RSUs”), (f) Other Stock-Based Awards (as defined in Section 9), and (g) Cash-Based Performance Awards (as defined in Section 10).

5. Shares Subject to the Plan.

5.1 Number of Shares. Subject to adjustment as provided in Section 13.5, the maximum number of shares of Common Stock that may be delivered to participants and their permitted transferees under the Plan shall be 1,300,000 shares.

5.2 Share Counting. Any shares of Common Stock subject to an Incentive that is subsequently canceled, forfeited, or expires prior to exercise or realization, whether in full or in part, shall be available again for issuance or delivery under the Plan. Notwithstanding the foregoing, however, shares subject to an Incentive under the Plan shall not be available again for issuance or delivery under the Plan if such shares were (a) tendered in payment of the Exercise Price of a stock option, (b) covered by, but not issued upon settlement of, stock-settled SARs, or (c) delivered or withheld by the Company to satisfy any tax withholding obligation.

5.3 Limitations on Awards. Subject to adjustment as provided in Section 13.5, the following additional limitations are imposed under the Plan:

(a) The maximum number of shares of Common Stock that may be issued upon the exercise of stock options intended to qualify as incentive stock options under Section 422 of the Code shall be 1,300,000 shares.

(b) The maximum number of shares of Common Stock covered by Incentives (including stock options and SARs) that may be granted to any one officer, employee, consultant, or advisor during any one calendar year shall be 500,000 shares, not including any Incentives covered by the limitations of Section 5.3(c). This provision shall be construed in a manner consistent with Section 162(m).

(c) The maximum value of Incentives granted under the Plan and valued in dollars rather than shares of Common Stock (regardless of whether those Incentives are paid in Common Stock) that may be paid out to any one officer, employee, consultant, or advisor during any one calendar year shall be $5,000,000.

(d) Each Outside Director may be granted Incentives with respect to no more than 30,000 shares of Common Stock each calendar year.

(e) The maximum number of Incentives payable in Common Stock that may be granted under the Plan to officers, employees, consultants, or advisors without compliance with the minimum vesting requirements provided in Section 5.4 shall be 65,000 shares.

5.4 Minimum Vesting Requirements. All Incentives granted under the Plan shall have a minimum three-year vesting schedule (with incremental vesting over the three-year period permitted), with the following exceptions:

(a) If the vesting of the Incentive is based upon the attainment of performance goals as provided in Section 11, the minimum vesting period shall be one year.

(b) No minimum vesting period applies to (i) grants made to Outside Directors, (ii) shares of Common Stock issued in payment of cash amounts earned under the Company’s annual incentive plans; (iii) shares of Common Stock issued in settlement of a Cash-Based Performance Award granted under to Section 10, provided that the initial grant of that Incentive complied with this Section 5.4; or (iv) grants made under Section 5.3(e).

5.5 Type of Common Stock. Common Stock issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

6. Stock Options and Stock Appreciation Rights.

6.1 Grant of Appreciation Awards. The Committee may grant appreciation awards in the form of stock options or stock appreciation rights (SARs) as provided in this Section 6.

(a) A stock option is a right to purchase shares of Common Stock from Tidewater. Stock options granted under the Plan may be incentive stock options (as such term is defined in Section 422 of the Code) or non-qualified stock options. Any option that is designated as a non-qualified stock option shall not be treated as an incentive stock option.

(b) A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash, or any combination thereof (as specified in the applicable Incentive Agreement), and the number or amount of which is determined pursuant to the formula set forth in Section 6.6(c).

(c) Each stock option or SAR granted by the Committee under this Plan shall be subject to the terms and conditions of this Plan, including but not limited to, this Section 6, and the applicable Incentive Agreement.

6.2 Exercise Price. The exercise price per share (the “Exercise Price”) of a grant of options or SARs shall be determined by the Committee at grant, subject to adjustment under Section 13.5; provided that in no event shall the Exercise Price be less than the Fair Market Value (as defined in Section 13.10) of a share of Common Stock on the date of grant, except in the case of stock options or SARs granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines.

6.3 Number. The number of shares of Common Stock subject to each grant of stock options or SARs shall be determined by the Committee, subject to Section 5 and adjustment as provided in Section 13.5.

6.4 Vesting and Exercisability. Subject to Section 5.4, at the time an award of stock options or SARs is made, the Committee shall establish the time or times at which the Incentive shall vest and become exercisable. Each award of stock options or SARs may have a different vesting period. An acceleration of the vesting period shall occur (a) as provided under Section 13.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement and (b) unless otherwise provided in the Incentive Agreement, as described in Section 12 in the event of a Change of Control of the Company.

6.5 Term. The term of each stock option or SAR shall be determined by the Committee, but shall not exceed a maximum term of ten years.

6.6 Manner of Exercise.

(a) Each stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the aggregate Exercise Price due for the shares to be purchased. The aggregate Exercise Price shall be payable in United States dollars and may be paid (i) in cash; (ii) by check; (iii) by delivery, or attestation of ownership, of shares of Common Stock, which shares shall be valued for this purpose at the Fair Market Value on the business day preceding the date on which the Company received notice of exercise; (iv) by delivery of irrevocable written instructions to a broker approved by the Company (with a copy to the Company) to immediately sell a portion of the shares issuable under the option and to deliver promptly to the Company the amount of sale proceeds (or loan proceeds if the broker lends funds to the participant for delivery to the Company) to pay the aggregate Exercise Price; (v) if approved by the Committee, through a net exercise procedure whereby the optionee surrenders the option in exchange for that number of shares of Common Stock with an aggregate Fair Market Value equal to the difference between the aggregate Exercise Price of the options being surrendered and the aggregate Fair Market Value of the shares of Common Stock subject to the option on the business day preceding the date on which the Company received notice of exercise; or (vi) in such other manner as may be authorized from time to time by the Committee.

(b) A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs that the holder wishes to exercise. The Company shall, within 30 days of receiving such notice, deliver to the holder the shares of Common Stock, cash, or combination of shares and cash to which the holder is entitled as provided in the Incentive Agreement, calculated as provided in Section 6.6(c).

(c) If the SAR is payable in cash, then the holder is entitled to a cash payment equal to the appreciation value of the number of shares of Common Stock as to which the SAR is being exercised, calculated by (i) subtracting the Exercise Price of the SAR from the Fair Market Value of a share of Common Stock on the business day preceding the date on which the Company received notice of exercise then (ii) multiplying by the number of shares of Common Stock as to which the SAR is being exercised (such value, the “Appreciation”). If the SAR is payable in shares, then the holder is entitled to receive a number of shares of Common Stock equal to the Appreciation divided by the Fair Market Value of a share of Common Stock on the business day preceding the date on which the Company received notice of exercise, rounded down to the next whole share, with cash paid in lieu of fractional shares.

6.7 No Dividend Equivalent Rights. Participants holding stock options or SARs shall not be entitled to any dividend equivalent rights for any period of time prior to exercise of the Incentive.

6.8 Incentive Stock Options. Notwithstanding anything in the Plan or Incentive Agreement to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):

(a) Any incentive stock option agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as incentive stock options under Section 422 of the Code.

(b) All incentive stock options must be granted within ten years from the date on which this Plan is adopted by the Board.

(c) No incentive stock options shall be granted to any non-employee or to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

(d) The aggregate Fair Market Value (determined with respect to each incentive stock option as of the time such incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of Tidewater or any of its subsidiaries) shall not exceed $100,000. To the extent that such limitation is exceeded, the excess options shall be treated as non-qualified stock options for federal income tax purposes.

(e) Notwithstanding anything in this Plan or the applicable Incentive Agreement to the contrary, the Company shall have no liability to the optionee or any other person if an option designated as an incentive stock option fails to qualify as such at any time.

6.9 Repurchase. Upon approval of the Committee, the Company may repurchase a previously-granted stock option or SAR by mutual agreement with the holder of the Incentive prior to exercise by payment to the holder of the amount per share by which: (a) the Fair Market Value of the Common Stock on the trading day immediately preceding the date of repurchase exceeds (b) the Exercise Price, or by payment of such other mutually agreed upon amount; provided, however, that no such repurchase shall be permitted if prohibited by Section 6.10.

6.10 General Prohibition Against Repricing. Except for adjustments pursuant to Section 13.5 or actions permitted to be taken by the Committee under Section 12 in the event of a Change of Control, unless approved by Tidewater’s stockholders, (a)

the Exercise Price of any outstanding option or SAR granted under this Plan may not be decreased after the date of grant and (b) an outstanding option or SAR that has been granted under this Plan may not, as of any date that such option or SAR has a per share Exercise Price that is greater than the then current Fair Market Value of a share of Common Stock, be surrendered to the Company as consideration for the grant of a new option or SAR with a lower Exercise Price, shares of restricted stock, RSUs, an Other Stock-Based Award, a cash payment, or Common Stock.

7. Restricted Stock.

7.1 Grant of Restricted Stock. The Committee may award shares of restricted stock to such eligible participants as provided in this Section 7. An award of restricted stock shall be subject to such restrictions on transfer, forfeitability provisions, and such other terms and conditions, including the attainment of specified performance goals, as the Committee may determine, subject to the provisions of the Plan. To the extent restricted stock is intended to qualify as “performance-based compensation” under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m).

7.2 The Restricted Period. Subject to Section 5.4, at the time an award of restricted stock is made, the Committee shall establish the period of time during which the shares are restricted, following which the restrictions shall lapse and the shares of restricted stock shall vest. Each award of restricted stock may have a different restricted period. The expiration of the restricted period shall occur (a) as provided under Section 13.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement and (b) unless otherwise provided in the Incentive Agreement, as described in Section 12 in the event of a Change of Control of the Company.

7.3 Escrow. The participant receiving restricted stock shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Any certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Tidewater Inc. 2014 Stock Incentive Plan (the “Plan”), and an agreement entered into between the registered owner and Tidewater Inc. (“the Company”) thereunder. Copies of the Plan and the agreement are on file at the principal office of the Company.

Alternatively, in the discretion of the Company, ownership of the shares of restricted stock and the appropriate restrictions shall be reflected in the records of the Company’s transfer agent and no physical certificates shall be issued.

7.4 Dividends on Restricted Stock. Any and all cash and stock dividends paid with respect to the shares of restricted stock shall be subject to any restrictions on transfer, forfeitability provisions, or reinvestment requirements as the Committee may, in its discretion, prescribe in the Incentive Agreement.

7.5 Forfeiture. In the event of the forfeiture of any shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered and any certificates cancelled. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 13.5.

7.6 Expiration of Restricted Period. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the restricted stock shall lapse and the Company shall direct the transfer agent to remove all restrictions and legends from the book entry for the vested shares, except for any restrictions and legends that may be imposed by law. Alternatively, the participant or his or her nominee may request that the Company issue a physical stock certificate for the vested shares free of all restrictions and legends except for those that may be imposed by law.

7.7 Rights as a Stockholder. Subject to the terms and conditions of the Plan and any restrictions on the receipt of dividends that may be imposed in the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during the Restricted Period, including without limitation, the right to vote such shares.

8. Restricted Stock Units.

8.1 Grant of Restricted Stock Units. A restricted stock unit, or RSU, represents the right to receive from the Company on the respective scheduled vesting or settlement date for such RSU, one share of Common Stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions, and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan. To the extent an award of RSUs is intended to qualify as “performance-based compensation” under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 and meet the additional requirements imposed by Section 162(m).

8.2 Vesting and Settlement. Subject to Section 5.4, at the time an award of RSUs is made, the Committee shall establish the period of time during which the RSUs shall vest and when the RSUs will settle in shares of Common Stock. Each award of RSUs may have a different vesting period. An acceleration of the vesting and settlement shall occur (a) as provided under Section 13.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement and (b) unless otherwise provided in the Incentive Agreement, as described in Section 12 in the event of a Change of Control of the Company.

8.3 Dividend Equivalent Accounts. Subject to the terms and conditions of this Plan and the applicable Incentive Agreement, as well as any procedures established by the Committee, prior to the vesting and settlement of RSUs granted under the Plan, the Committee may determine to pay dividend equivalent rights with respect to RSUs, in which case, unless determined by the Committee to be paid currently, the Company shall establish a bookkeeping account for the participant and reflect in that account any securities, cash, or other property comprising any dividend or property distribution with respect to each share of Common Stock underlying each RSU. The participant shall have no rights to the amounts or other property credited to such account except to the extent provided in the Incentive Agreement.

8.4 Rights as a Stockholder. Subject to the restrictions imposed under the terms and conditions of this Plan and any other restrictions that may be imposed in the Incentive Agreement, each participant receiving RSUs shall have no rights as a stockholder with respect to such RSUs until such time as the RSUs vest and shares of Common Stock are issued to the participant.

9. Other Stock-Based Awards.

9.1 Grant of Other Stock-Based Awards. Subject to the limitations described in Section 9.2 hereof, the Committee may grant to eligible participants “Other Stock-Based Awards,” which shall consist of awards (other than options, SARs, restricted stock, RSUs, or Cash-Based Performance Awards described in Sections 6 through 8 and Section 10) paid out in shares of Common Stock or the value of which is based in whole or in part on the value of shares of Common Stock. Other Stock-Based Awards may be awards of shares of Common Stock, awards of phantom stock, or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of, or appreciation in the value of, Common Stock (including, without limitation, securities convertible or exchangeable into or exercisable for shares of Common Stock), as deemed by the Committee consistent with the purposes of this Plan. The Committee shall determine the terms and conditions of any Other Stock-Based Award (including which rights of a stockholder, if any, the recipient shall have with respect to Common Stock associated with any such award) and may provide that such award is payable in whole or in part in cash. An Other Stock-Based Award may be subject to the attainment of such specified performance goals or targets as the Committee may determine, subject to the provisions of this Plan. To the extent that an Other Stock-Based Award is intended to qualify as “performance-based compensation” under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m).

9.2 Vesting. Subject to Section 5.4, at the time that an Other Stock-Based Award is made, the Committee shall establish the period of time during which the Other Stock-Based Award shall vest and following which all restrictions shall lapse. Each award of Other Stock-Based Award may have a different vesting period. An acceleration of the vesting period shall occur (a) as provided under Section 13.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement and (b) unless otherwise provided in the Incentive Agreement, as described in Section 12 in the event of a Change of Control of the Company.

10. Cash-Based Performance Awards. The Committee may grant Incentives in the form of “Cash-Based Performance Awards” to eligible participants, which shall consist of the opportunity to earn awards based on performance and valued in dollars rather than shares of Common Stock. At the Committee’s election and as provided in the Incentive Agreement, Cash-Based Performance Awards may be settled in cash, shares of Common Stock, or a combination of the two. A Cash-Based Performance Award shall be subject to such terms and conditions, including the attainment of specified performance goals, as the Committee may determine, subject to the provisions of the Plan. To the extent a Cash-Based Performance Award is intended to qualify as “performance-based compensation” under Section 162(m), it must be made subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m). Subject to Section 5.4, at the time that a Cash-Based Performance Award is granted, the Committee shall establish the vesting criteria for such Incentive, including, as applicable, the performance period, the time or times at which any payout shall be deemed vested and payable. An acceleration of vesting shall occur (a) as provided under Section 13.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement and (b) unless otherwise provided in the Incentive Agreement, as described in Section 12 in the event of a Change of Control of the Company.

11. Performance Goals for Section 162(m) Awards. To the extent that Incentives granted under the Plan other than stock options and SARs are intended to qualify as “performance-based compensation” under Section 162(m), the vesting, grant, or payment of such awards shall be conditioned on the achievement of one or more performance goals and must satisfy the other requirements of Section 162(m). The performance goals pursuant to which such awards shall vest, be granted, or be paid out shall be any or a combination of the following performance measures applied to the Company, Tidewater, a division or a subsidiary: earnings per share; return on assets or net assets; an economic value added measure; stockholder return or total stockholder return; earnings or earnings before interest, taxes, depreciation and amortization; stock price; return on equity; return on total capital; return on invested capital; return on capital employed; safety performance; reduction of expenses; cash flow; increase in cash flow; free cash flow; income or net income; operating income or net operating income; gross profit; operating profit or net operating profit; operating margin or profit margin; revenue; return on operating revenue; or market segment share. For any performance period, such performance objectives may be measured on an absolute basis, relative to a group of peer companies selected by the Committee, relative to internal goals, or relative to levels attained in prior years. The performance goals may be subject to such adjustments as are specified in advance by the Committee in accordance with Section 162(m).

12. Change of Control.

12.1 Definitions. As used in this Section 12, the following words or terms shall have the meanings indicated:

(a) Adoption Date shall mean the date of the Board’s adoption of this Plan.

(b) Affiliate (and variants thereof) shall mean a Person that controls, or is controlled by, or is under common control with, another specified Person, either directly or indirectly.

(c) Beneficial Owner (and variants thereof), with respect to a security, shall mean a Person who, directly or indirectly (through any contract, understanding, relationship or otherwise), has or shares (i) the power to vote, or direct the voting of, the security, and/or (ii) the power to dispose of, or to direct the disposition of, the security.

(d) Business Combination shall mean the consummation of a reorganization, merger or consolidation (including a merger or consolidation of the Company or any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of the Company.

(e) Change of Control Value shall equal the amount determined by whichever of the following items is applicable:

(i) the per share price to be paid to the Company’s stockholders in any such merger, consolidation or other reorganization;

(ii) the price per share offered to the Company’s stockholders in any tender offer or exchange offer whereby a Change of Control takes place;

(iii) in all other events, the Fair Market Value (as defined in Section 13.10) per share of Common Stock into which such options being converted are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of conversion of such options; or

(iv) in the event that the consideration offered to the Company’s stockholders in any transaction described in this Section 12 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered that is other than cash.

(f) Incumbent Board shall mean the individuals who, as of the Adoption Date, constitute the Board.

(g) Person shall mean a natural person or company, and shall also mean the group or syndicate created when two or more Persons act as a syndicate or other group (including, without limitation, a partnership or limited partnership) for the purpose of acquiring, holding, or disposing of a security, except that

Person shall not include an underwriter temporarily holding a security pursuant to an offering of the security.

(h) Post-Transaction Corporation.

(i) Unless a Change of Control includes a Business Combination, Post-Transaction Corporation shall mean the Company after the Change of Control.

(ii) If a Change of Control includes a Business Combination, Post-Transaction Corporation shall mean the corporation resulting from the Business Combination unless, as a result of such Business Combination, an ultimate parent corporation controls the Company or all or substantially all of the Company’s assets either directly or indirectly, in which case, Post-Transaction Corporation shall mean such ultimate parent corporation.

12.2 Change of Control Defined. Unless otherwise provided in an Incentive Agreement, Change of Control shall mean:

(a) the acquisition by any Person of Beneficial Ownership of 30% or more of the outstanding shares of the Common Stock, or 30% or more of the combined voting power of the Company’s then outstanding securities; provided, however, that for purposes of this subsection (a), the following shall not constitute a Change of Control:

(i) any acquisition (other than a Business Combination which constitutes a Change of Control under Section 12.2(c)) of Common Stock directly from the Company,

(ii) any acquisition of Common Stock by the Company or its subsidiaries,

(iii) any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

(iv) any acquisition of Common Stock by any corporation pursuant to a Business Combination which does not constitute a Change of Control under Section 12.2(c); or

(b) members of the Incumbent Board cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Adoption Date whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual’s initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

(c) a Business Combination, unless, immediately following such Business Combination,

(i) the individuals and entities who were the Beneficial Owners of the Company’s outstanding Common Stock and the Company’s voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect Beneficial Ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the Post-Transaction Corporation, and

(ii) except to the extent that such ownership existed prior to the Business Combination, no Person (excluding the Post-Transaction Corporation and any employee benefit plan or related trust of either the Company, the Post-Transaction Corporation or any subsidiary of either corporation) Beneficially Owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 30% or more of the combined voting power of the then outstanding voting securities of such corporation, and

(iii) at least a majority of the members of the board of directors of the Post-Transaction Corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

12.3 Effect of a Change of Control.

(a) Except as otherwise provided in the Incentive Agreement and notwithstanding any other provision of the Plan, upon or immediately prior to any Change of Control (as defined in Section 12.2), all outstanding Incentives granted pursuant to the Plan shall automatically become fully vested and exercisable, all restrictions or limitations on any outstanding Incentives shall lapse, and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by the Company without the necessity of action by any person.

(b) As used in this Section 12.3, “immediately prior” to the Change of Control shall mean sufficiently in advance of the Change of Control to permit the grantee to take all steps reasonably necessary (i) to exercise any option or SAR fully, and (ii) to deal with the shares purchased or acquired under any Incentive so that all types of shares may be treated in the same manner in connection with the Change of Control as the shares of Common Stock of other stockholders.

(c) To the extent, if any, required by Section 422(d) of the Code, incentive stock options which become exercisable immediately prior to a Change of Control pursuant to this Section 12.3 shall thereby become non-qualified stock options. Subject to Section 12.5 but notwithstanding any other provision of the Plan, including, without limitation, Section 12.4 (or any provision of any agreement with respect to any grant hereunder), (i) any stock option or SAR which becomes exercisable pursuant to this Section 12.3 shall remain exercisable until the earlier of the end of the option term or the lapse of the option, and (ii) any lapse and deemed waiver of restrictions and limitations on any RSUs, shares of restricted stock, Other Stock-Based Awards, or shares issued in settlement of Cash-Based Performance Awards pursuant to this Section 12.3 shall be a permanent lapse and deemed waiver of such restrictions and limitations.

12.4 Committee Discretion to Set Terms of Exercise or Exchange. No later than 30 days after the approval by the Board of a Change of Control of a type described in subsections (c) or (d) of Section 12.2 and no later than 30 days after a Change of Control of a type described in subsection (a) and (b) of Section 12.2, the Committee (meaning either the Nominating and Corporate Governance Committee with regard to grants made to Outside Directors or the Compensation Committee with regard to all other grants, as the applicable Committee was composed immediately prior to such Change of Control and notwithstanding any removal or attempted removal of some or all of the members thereof as directors or relevant Committee members), acting in its sole discretion without the consent or approval of any participant, may act to effect one or more of the alternatives listed below and such act by the Committee may not be revoked or rescinded by persons not members of the Committee immediately prior to the Change of Control:

(a) require that all outstanding options and SARs be exercised on or before a specified date (before or after such Change of Control, but no earlier than the date on which all such options and SARs have become fully vested and exercisable) fixed by the Committee, after which specified date all unexercised options and SARs shall lapse and terminate;

(b) make such equitable adjustments to Incentives then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary);

(c) provide for mandatory conversion of some or all of the outstanding options and SARs held by some or all participants as of a date (before or after such Change of Control) specified by the Committee, in which event such options and SARs shall be deemed automatically cancelled and the Company shall pay, or cause to be paid, to each such participant an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares of Common Stock subject to such options and SARs over the Exercise Price(s) of such options and SARs or, in lieu of such cash payment, the issuance of common stock or securities of an acquiring entity having a Fair Market Value (as defined in Section 13.10) equal to such excess; or

(d) provide that thereafter upon any exercise of an option or SAR the participant shall be entitled to purchase under such option or SAR, in lieu of the number of shares of Common Stock then covered by such option or SAR, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the participant would have been entitled pursuant to the terms of the agreement providing for the reorganization, merger, consolidation, or asset sale, if immediately prior to such Change of Control, the participant had been the holder of record of the number of shares of Common Stock then covered by such options and SARs.

13. General.

13.1 Duration. No Incentives may be granted under the Plan after July 31, 2024; provided, however, that subject to Section 13.9, the Plan shall remain in effect after such date with respect to Incentives granted prior to that date, until all such Incentives have either been satisfied by the issuance of shares of Common Stock or otherwise been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.

13.2 Transferability. No Incentives granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a participant except: (a) by will; (b) by the laws of descent and distribution; (c) pursuant to a domestic relations order, as defined in the Code; or (d) as to options only, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto, (i) to Immediate Family Members, (ii) to a partnership in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole partners, (iii) to a limited liability company in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members, or (iv) to a trust for the sole benefit of the participant and/or Immediate Family Members. “Immediate Family Members” shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. To the extent that an incentive stock option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a non-qualified stock option. Any attempted assignment, transfer, pledge, hypothecation or other disposition of Incentives, or levy of attachment or similar process upon Incentives not specifically permitted herein, shall be null and void and without effect.

13.3 Effect of Termination of Employment or Death. In the event that a participant ceases to be an employee of the Company or to provide services to the Company for any reason, including death, disability, early retirement, or normal retirement, any Incentives may be exercised, shall vest, or shall expire at such times as may be determined by the Committee and provided in the Incentive Agreement.

13.4 Additional Conditions. Anything in this Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration, or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

13.5 Adjustment. In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares, or other similar change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, and any and all other limitations provided in the Plan limiting the number of shares of Common Stock that may be issued hereunder, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the Exercise Price of any stock option or SAR, and the performance objectives of any Incentive, shall also be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide participants with the same relative rights before and after such adjustment. No substitution or adjustment shall require the Company to issue a fractional share under the Plan and the substitution or adjustment shall be limited by deleting any fractional share.

13.6 Withholding.

(a) The Company shall have the right to withhold from any payments made or Common Stock issued under the Plan or to collect as a condition of payment, issuance or vesting, any taxes required by law to be withheld. At any time that a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with an Incentive, the participant may, subject to Section 13.6(b) below, satisfy this obligation in whole or in part by electing (the “Election”) to deliver currently owned shares of Common Stock or to have the Company withhold shares of Common Stock, in each case having a value equal to the minimum statutory amount required to be withheld under federal, state, and local law. The value of the shares to be delivered or withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b) Each Election must be made prior to the Tax Date. For participants not subject to Section 16 of the 1934 Act, the Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. If a participant makes an election under Section 83(b) of the Code with respect to shares of restricted stock, an Election to have shares withheld to satisfy withholding taxes is not permitted to be made.

13.7 No Continued Employment. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

13.8 Section 409A. This Plan and all Incentives granted under the Plan are intended to comply with, or be exempt from, Section 409A of the Code and the regulations and guidance promulgated thereunder (“Section 409A”), and the Plan and Incentives shall be interpreted and administered consistent with that intent. Payment of an Incentive may be deferred at the option of the participant if permitted in the Incentive Agreement, however any such deferral arrangements shall comply with Section 409A.

13.9 Amendments to or Termination of the Plan. The Board may amend or discontinue this Plan at any time; provided, however, that no such amendment may:

(a) materially revise the Plan without the approval of the stockholders to the extent such approval is required under applicable listing standards of any exchange on which shares of Common Stock are listed;

(b) amend Section 6.9 to permit repricing of options or SARs without the approval of stockholders; or

(c) materially impair, without the consent of the recipient, an Incentive previously granted, except that the Company retains all of its rights under Section 12.

A material revision of the Plan as used in this Section 13.9 includes (1) except for adjustments permitted herein, a material increase to the maximum number of shares of Common Stock that may be issued through the Plan; (2) a material increase to the benefits accruing to participants under the Plan; (3) a material expansion of the classes of persons eligible to participate in the Plan; (4) an expansion of the types of Incentives available for grant under the Plan; (5) a material extension of the term of the Plan; and (6) a material change that reduces the price at which shares of Common Stock may be offered through the Plan.

13.10 Definition of Fair Market Value. Whenever “Fair Market Value” of Common Stock shall be determined for purposes of this Plan, it shall be the closing sale price on the consolidated transaction reporting system for the New York Stock Exchange on the applicable date, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of the Common Stock. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

13.11 Sub-plans. The Committee may establish sub-plans under the Plan for purposes of satisfying securities, tax, or other laws of various jurisdictions in which the Company intends to grant Incentives. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of this Plan, but any sub-plan shall apply only to the participants specified in that sub-plan, whether specified by individual name, job-title, classification, employer, or jurisdiction.

13.12 No Trust or Fund Created. Neither the Plan nor any Incentive shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a participant or any other person. To the extent that any person acquires the right to receive payments from the Company pursuant to an Incentive, such right shall be no greater than the right of any unsecured general creditor of the Company.

13.13 Severability. If any term or provision of the Plan shall at any time or to any extent be invalid, illegal, or unenforceable in any respect as written, in whole or in part, such provision shall be deemed modified or limited to the extent necessary to render it valid and enforceable to the fullest extent allowed by law. Any such provision that is not susceptible of such reformation shall be ignored so as to not affect any other term or provision hereof, and the remainder of the Plan, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable, shall not be affected thereby and each term and provision of the Plan shall be valid and enforced to the fullest extent permitted by law.